Commitments and Contingencies	6 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

23.	Commitments and Contingencies

Legal proceedings

As of June 30, 2019, the Company was involved in 20 lawsuits with its loan customers for the aggregated claim of delinquent balances of US$10.39 million, and in which the Company is a plaintiff. The Company did not recognize any gains associated with these lawsuits as they were contingent assets and the Company would reverse the provision for loan losses when received the delinquent balances.

In March 2018, the Company received two subpoenas from Xinjiang superior people's court. Zhengxin Financing Guarantee Co., Ltd and Urumqi Changhe Financing Guarantee Co., Ltd. sued the Company and its guarantors for a default on the loan, plus penalties. The Company has reached settlement agreements with Zhengxin Financing Guarantee Co., Ltd and Urumqi Changhe Financing Guarantee Co., Ltd. to transfer loan receivables to both debtors as repayments of the principals and penalties totaled RMB 61.71 million ($8.99 million) no later than October 30, 2020. As a result, Zhengxin Financing Guarantee Co., Ltd and Urumqi Changhe Financing Guarantee Co., Ltd. withdrew the lawsuit cases from the court.

On January 16, 2018, the Company received a subpoena from Xinjiang superior people's court. China Great Wall Assets Management Co, Ltd. sued the Company and its guarantors for a default on the loan, plus penalties, aggregating US$16.4 million (RMB 112.6 million). The case is in the process. The company is actively negotiating with China Great Wall Assets Management Co, Ltd about the debt restructuring, but there is no agreement achieved.